Fees Summary	Apr. 17, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 165,005,805
Previously Paid Amount	0
Total Fee Amount	25,262.39
Total Offset Amount	0
Net Fee	$ 25,262.39